UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 5, 2013

QVC, Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	333-184501	23-2414041
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Wilson Drive
West Chester, Pennsylvania 19380
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (484) 701-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 5, 2013, Liberty Interactive Corporation announced that Michael George, President and Chief Executive Officer of QVC, Inc. (the "Company"), will be presenting at the Goldman Sachs Twentieth Annual Global Retailing Conference, on Tuesday, September 10, 2013 at 8:50 a.m., Eastern Time at the Plaza Hotel, NY. During his presentation, Mr. George may make observations regarding the Company's financial performance and outlook.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name

99.1	Press Release dated September 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2013

QVC, Inc.

By: /s/ THADDEUS J. JASTRZEBSKI
Name: Thaddeus J. Jastrzebski
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Name

99.1	Press Release dated September 5, 2013.